UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2021 (November 18, 2020)

ModivCare Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4700 South Syracuse Street, Suite 440 Denver, Colorado		80237
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 728-7043

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MODV	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) amends in its entirety Item 9.01 of the Current Report on Form 8-K filed by the registrant on November 18, 2020 (the “Initial Form 8-K”) to provide the audited and unaudited financial statements of AM Holdco, Inc. and Subsidiaries, d/b/a Simplura Health Group, which are wholly-owned subsidiaries of OEP AM, Inc., a Delaware corporation (collectively with Simplura Health Group, “Simplura”), which was acquired by the registrant on November 18, 2020 as further described in the Initial Form 8-K (the “Transaction”), and the related unaudited pro forma financial information of the registrant after giving effect to the acquisition of Simplura in the Transaction, the information with respect to which was omitted from the Initial Form 8-K as permitted by Item 9.01(a)(4) of Form 8-K.

The pro forma financial information included in this amendment has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the acquisition of Simplura occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the registrant would be expected experience after the acquisition.

Except as expressly stated above, this amendment neither alters the Initial Form 8-K nor updates the Initial Form 8-K to reflect events or developments with respect to the registrant since the date of the filing of the Initial Form 8-K. Accordingly, this amendment should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of Simplura as of December 31, 2019 and 2018 and for the years ended December 31, 2019 and 2018, and the related notes thereto and report of the independent auditors, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

The unaudited consolidated financial statements of Simplura as of September 30, 2020 and 2019 and for the nine months ended September 30, 2020 and 2019, and the related notes thereto, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the registrant, after giving effect to the acquisition of Simplura in the Transaction, as of September 30, 2020 and for the nine months ended September 30, 2020 and the year ended December 31, 2019, are furnished as Exhibit 99.4 hereto and incorporated herein by reference.

(c)	Shell company transactions.

N/A

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of independent registered public accounting firm.
99.1*	Press Release issued on November 18, 2020.
99.2	Historical audited annual financial statements of Simplura.
99.3	Historical unaudited quarterly financial statements of Simplura.
99.4**	Pro forma financial information of the registrant after giving effect to the acquisition of Simplura in the Transaction.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).
*	Previously filed.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIVCARE INC.

Date: February 3, 2021	By:	/s/ Kathryn Stalmack
	Name:	Kathryn Stalmack
	Title:	Senior Vice President, General Counsel